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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 23, 2001




                          SORRENTO NETWORKS CORPORATION
               (Exact name of Registrant as specified in charter)



                         Commission File number: 0-15810

                   New Jersey                                         22-2367234
(State or other jurisdiction of incorporation or         (IRS Employer Identification Number)
                 organization)

               9990 Mesa Rim Road
             San Diego, California                                       92121
    (Address of principal executive offices)                          (Zip Code)


                            Osicom Technologies, Inc.
                                  (Former name)

                                 (858) 558-3960
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) 99 - Press release dated May 23, 2001.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SORRENTO NETWORKS
                                                 CORPORATION


DATE: May 29, 2001                               By:   /s/  Joe R. Armstrong
                                                       -------------------------
                                                       Joe R. Armstrong
                                                       Chief Financial Officer